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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-86090, 333-13355, 333-49355 and 333-87855)
of Rent-Way, Inc., of our report dated June 27, 2001 relating to the financial statements, which appear in this Annual Report on Form 10-K.


                                                     PricewaterhouseCoopers LLP



Cleveland, Ohio
June 29, 2001